                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                 SCHEDULE 14A

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant  [X]

Filed by a Party other than the Registrant  [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement

[_]  CONFIDENTIAL, FOR USE OF THE
     COMMISSION ONLY (AS PERMITTED BY
     RULE 14a-6(e)(2))

[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to (S) 240.14a-11(c) or (S) 240.14a-12

                             COMFORCE CORPORATION
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------


     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------


     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------


     (5) Total fee paid:

     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     -------------------------------------------------------------------------


     (2) Form, Schedule or Registration Statement No.:

     -------------------------------------------------------------------------


     (3) Filing Party:

     -------------------------------------------------------------------------


     (4) Date Filed:

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

                             COMFORCE Corporation
                    415 Crossways Park Drive, P.O. Box 9006
                           Woodbury, New York 11797

                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                          To Be Held on June 12, 2001

     As a stockholder of COMFORCE Corporation (the "Company"), you are invited to be present, or represented by proxy, at the Company's 2001 Annual Meeting of Stockholders, to be held at the Garden City Hotel, 45 Seventh Street, Garden City, New York on June 12, 2001 at 10:00 a.m., New York City time, and any adjournments thereof, for the following purposes:

     1. To elect John C. Fanning, Harry Maccarrone, Kenneth J. Daley, Rosemary Maniscalco, Daniel Raynor and Gordon Robinett to the Board of Directors of the Company for terms of one (1) year. See "Proposal No. 1--Election of Directors" in the Proxy Statement.

     2. To ratify the appointment of KPMG LLP as the Company's independent certified public accountants for the fiscal year ending December 30, 2001. See "Proposal No. 2--Selection of Auditors" in the Proxy Statement.

     3. To transact such other business as may properly be brought before the meeting or any adjournment thereof.

     Stockholders of record at the close of business on May 1, 2001 are entitled to vote at the Annual Meeting of Stockholders and all adjournments thereof. Since a majority of the outstanding shares of the Company's Common Stock must be represented at the meeting in order to constitute a quorum, all stockholders are urged either to attend the meeting or to be represented by proxy.

     If you do not expect to attend the meeting in person, please sign, date and return the accompanying proxy in the enclosed reply envelope. Your vote is important regardless of the number of shares you own. If you later find that you can be present and you desire to vote in person or, for any other reason, desire to revoke your proxy, you may do so at any time before the voting.

     If you plan to vote at the meeting in person and your shares are held in the name of your broker, bank or other nominee, please request from such broker, bank or other nominee a letter to present to the judge of the election evidencing your ownership of the shares and your authority to vote the shares at the meeting.


                                 By Order of the Board of Directors

                                 Harry Maccarrone
                                 Secretary

May 1, 2001

                             COMFORCE Corporation
                    415 Crossways Park Drive, P.O. Box 9006
                           Woodbury, New York 11797

                        ANNUAL MEETING OF STOCKHOLDERS
                          To Be Held on June 12, 2001

                                PROXY STATEMENT

     This Proxy Statement and the Notice of Annual Meeting and Form of Proxy accompanying this Proxy Statement, which will be mailed on or about May 11, 2001, are furnished in connection with the solicitation by the Board of Directors of COMFORCE Corporation, a Delaware corporation (the "Company" or "COMFORCE"), of proxies to be voted at the annual meeting of stockholders to be held at the Garden City Hotel, 45 Seventh Street, Garden City, New York on June 12, 2001 at 10:00 a.m., New York City time, and any adjournments thereof.

     Holders of record of the Company's Common Stock at the close of business on May 1, 2001 (the "record date") will be entitled to one vote at the meeting or by proxy for each share then held. On the record date, there were 16,661,739 shares of Common Stock of the Company outstanding. All shares represented by proxy will be voted in accordance with the instructions, if any, given in such proxy. A stockholder may withhold authority to vote for the nominees by marking the appropriate box on the accompanying proxy card, or may withhold authority to vote for an individual nominee by drawing a line through such nominee's name in the appropriate place on the accompanying proxy card. Unless instructions to the contrary are given, each properly executed proxy will be voted (1) to elect John C. Fanning, Harry Maccarrone, Kenneth J. Daley, Rosemary Maniscalco, Daniel Raynor and Gordon Robinett as directors of the Company, (2) to ratify the appointment of KPMG LLP as the Company's independent certified public accountants for the fiscal year ending December 30, 2001 and (3) to transact such other business as may properly be brought before the meeting or any adjournment thereof.

     All proxies may be revoked and execution of the accompanying proxy will not affect a stockholder's right to revoke it by giving written notice of revocation to the Secretary at any time before the proxy is voted or by the mailing of a later-dated proxy. Any stockholder attending the meeting in person may vote his or her shares even though he or she has executed and mailed a proxy. A majority of all of the issued and outstanding shares of the Company's Common Stock is required to be present in person or by proxy to constitute a quorum. Directors are elected by a plurality. The favorable vote of the holders of a majority of the shares of Common Stock represented in person or by proxy at the meeting is required to approve or adopt the other proposals presented to the meeting.

     This Proxy Statement is being solicited by the Board of Directors of the Company. The expense of making this solicitation is being paid by the Company and consists of the preparing, assembling and mailing of the Notice of Meeting, Proxy Statement and Proxy, tabulating returns of proxies, and charges and expenses of brokerage houses and other custodians, nominees or fiduciaries for forwarding documents to stockholders. In addition to solicitation by mail, officers and regular employees of the Company may solicit proxies by telephone, facsimile or in person without additional compensation therefor.


                    PROPOSAL NO. 1--ELECTION OF DIRECTORS

Election of Directors

     The Company's Bylaws provide that the Board of Directors shall consist of from three to nine persons as fixed by the Board. Six persons have been nominated to serve as directors to hold office until the next annual meeting or until their successors shall be duly elected and qualified. It is intended that proxies in the form enclosed granted by the stockholders will be voted, unless otherwise directed, in favor of electing the following persons as directors: John C. Fanning, Harry Maccarrone, Kenneth J. Daley, Rosemary Maniscalco, Daniel Raynor and Gordon Robinett.

     Unless you indicate to the contrary, the persons named in the accompanying proxy will vote it for the election of the nominees named above. If, for any reason, a nominee should be unable to serve as a director at the time of the meeting, which is not expected to occur, the persons designated herein as proxies may not vote for the election of any other person not named herein as a nominee for election to the Board of Directors. See "Information Concerning Directors and Nominees."

Recommendation

     The Board of Directors recommends a vote "FOR" the election of each of the nominees. Proxies solicited by the Board of Directors will be voted in favor of this proposal unless a contrary vote or authority withheld is specified.


                 INFORMATION CONCERNING DIRECTORS AND NOMINEES

Directors and Nominees

     Set forth below is information concerning each director and nominee for director of the Company, including his business experience during at least the past five years, his positions with the Company and the Company's wholly-owned subsidiary, COMFORCE Operating, Inc. ("COI"), and certain directorships held by him. Each nominee, other than Rosemary Maniscalco, is currently a director of the Company. There are no family relationships among any of the directors or nominees, nor, except as hereinafter described, are there any arrangements or understandings between any director and another person pursuant to which he was selected as a director or nominee. Each director is to hold office until the next annual meeting of the stockholders or until his successor has been elected and qualified.


Name                                 Age    Current Position with the Company
----                                 ---    ---------------------------------
John C. Fanning....................  69     Chairman of the Board and Chief Executive Officer
Harry Maccarrone...................  53     Executive Vice President, Chief Financial Officer, Secretary and Director
Kenneth J. Daley...................  63     Director
Keith Goldberg.....................  38     Director (not standing for reelection)
Rosemary Maniscalco................  60     Nominee
Daniel Raynor......................  41     Director
Gordon Robinett....................  65     Director

     John C. Fanning has served as Chairman of the Board of Directors and Chief Executive Officer of the Company since September 1998. From November 1997 to September 1998 he was President of the Company's Financial Services and Human Capital Management divisions. Mr. Fanning was the founder of Uniforce Services, Inc. ("Uniforce") and served as its Chairman, Chief Executive Office and President and as one of its directors from 1961, the year in which Uniforce's first office was opened, until its acquisition by the Company in November 1997. Mr. Fanning entered the employment field in 1954, when he founded the Fanning Personnel Agency, Inc., his interest in which he sold in 1967 to devote his efforts solely to Uniforce's operations. He also founded and served as the first president of the Association of Personnel Agencies of New York.

     Harry Maccarrone has served as Executive Vice President, Secretary and a Director of the Company since September 1998 and as the Chief Financial Officer of the Company since July 2000. Mr. Maccarrone, who joined Uniforce in December 1988 as Assistant Vice President--Finance, served as Vice President--Finance of Uniforce from

May 1989 to November 1997. From May 1989 until December 1997 he also served as Uniforce's Treasurer and Chief Financial Officer.

     Kenneth J. Daley has served as a Director of the Company since June 1999. From 1957 until his retirement in 1998, Mr. Daley held various positions with Chase Manhattan Bank ("Chase") and, prior to its acquisition by Chase, Chemical Banking Corporation, most recently as Division Executive responsible for middle market business in the Long Island region. He currently serves as Director of National Medical Health Card Systems Inc., a provider of prescription benefit management services, a consultant to Key Span Energy and Citicorp, a trustee of Briarcliff College and a trustee of the Long Island Catholic Charities.

     Keith Goldberg has served as a Director of the Company since December 1995. He has served as a Senior Vice President of D'Arcy Advertising since 1999.
Prior thereto, he served as a Senior Partner of J. Walter Thompson Advertising (1994 to 1999), as an Associate Creative Director of BBDO Advertising (1994 to
1995) and as a Vice President of Young & Rubicam (1990 to 1994). Mr. Goldberg is not standing for reelection to the Board.

     Rosemary Maniscalco has served as the president of Corporate ImageMakers, Inc., a consulting company that advises corporations on critical employment and timely workplace issues, since 1999. Prior thereto, Ms. Maniscalco served with Uniforce from 1981 until its 1997 merger with the Company, including as a member of Uniforce's board of directors (from 1984 to 1997) and as its president and chief operating officer (from 1992 to 1997). Following Uniforce's merger with the Company, she served as the president of the Company's Staff Augmentation division until joining Corporate ImageMakers(TM) in 1999.

     Daniel Raynor has served as a Director of the Company since September 1998. He is a Managing Partner of The Argentum Group, a private equity firm, a position he has held since 1987. He also serves as a general partner of Argentum's affiliated investment partnerships. Mr. Raynor also serves as a director of Dynamic Healthcare Technologies, Inc. and NuCO\2\, Inc., both public companies, and several privately-held companies. He received a B.S. in economics from The Wharton School, University of Pennsylvania.

     Gordon Robinett has served as a Director of the Company since September 1998. He is currently a consultant to Command Security, a security services firm based in Poughkeepsie, New York. Mr. Robinett retired as the Vice President--Finance and Treasurer of Uniforce in May 1989, after more than 20 years of service.

Meetings of the Board of Directors

     In 2000, the Board of Directors of the Company conducted three meetings. Each director of the Company attended at least 75% of the meetings held during the time he served as director.

Committees

     The standing committees of the Board of Directors include the Audit Committee, the Compensation Committee and the Stock Option Committee.

     The functions of the Audit Committee include recommending independent auditors to be retained by the Company; conferring with the independent auditors regarding their audit of the Company's financial statements; reviewing the fees of such auditors and other terms of their engagement; considering the adequacy of internal financial controls and the results of fiscal policies and financial management of the Company; meeting with the Company's internal auditors; reviewing with the independent and internal auditors the results of their examinations; and recommending changes in financial policies or procedures as suggested by the auditors. All members of the Audit Committee are independent directors as defined by the rules of the American Stock Exchange. Messrs. Daley, Goldberg and Raynor are members of the Audit Committee. In addition to informal conferences among members, the Audit Committee held one formal meeting during 2000 and the chairman of the Audit Committee met with the Board on three separate occasions. All of the members of the Committee attended at least 75% of these meetings.

See "Report of the Audit Committee."

     The Compensation Committee has responsibility for reviewing and approving executive and employee salaries, bonuses, non-cash incentive compensation and benefits, exclusive of stock options and stock appreciation rights. Messrs. Daley, Goldberg and Robinett are currently members of the Compensation Committee. The Compensation Committee met once and acted by unanimous consent once in 2000. All of the members of the Committee attended this meeting.

     The Stock Option Committee has responsibility for administering the Company's Long-Term Investment Plan and awarding and fixing the terms of stock option grants. Messrs. Goldberg and Robinett are currently members of the Stock Option Committee. The Stock Option Committee met once and acted by unanimous consent on two occasions in 2000. All of the members of the Committee attended this meeting.


                     PROPOSAL NO. 2--SELECTION OF AUDITORS

The Proposal

     The Board of Directors appointed KPMG LLP, independent public accountants, to audit the financial statements of the Company and its wholly owned subsidiaries for the fiscal year ending December 30, 2001. This appointment is being presented to stockholders for ratification. KPMG LLP audited the Company's financial statements for the years ended December 31, 1999 and 2000.

     Representatives of KPMG LLP will be present at the meeting and will make a statement if they desire to do so, and will respond to appropriate questions that may be asked by stockholders.

Audit Fees

     KPMG LLP billed the Company an aggregate of $175,000 in fees for professional services rendered in connection with the audit of the Company's financial statements for the year ended December 31, 2000 and for the reviews of the financial statements included in each of the Company's quarterly reports on Form 10-Q during the year ended December 31, 2000.

Financial Information Systems Design and Implementation Fees

     KPMG LLP did not bill the Company or any of its affiliates for the year ended December 31, 2000 for professional services rendered in connection with financial information systems design or implementation, the operation of the Company's information system or the management of its local area network.

All Other Fees

     KPMG LLP billed the Company an aggregate of $55,000 in fees for other services rendered to the Company and its affiliates for the year ended December 31, 2000.

Recommendation

     The Board of Directors recommends that the stockholders vote "FOR" the proposal. Proxies solicited by the Board of Directors will be voted in favor of this proposal unless a contrary vote or abstention is specified.


                   INFORMATION REGARDING EXECUTIVE OFFICERS

     The following table sets forth certain information concerning each individual who currently serves as an executive officer or key employee of the Company, including such person's business experience during at least the past five years and positions held with the Company. Executive officers are appointed by the Board of Directors and serve at the discretion of the Board. There are no family relationships among the executive officers, nor are there any arrangements or understandings between any executive officer and another person pursuant to which he was selected as an officer except as may be hereinafter described.


    Name                                      Age                 Position
    ----                                      ---                 --------
    John C. Fanning.......................... 69    Chairman of the Board and Chief
                                                    Executive Officer
    Harry Maccarrone......................... 53    Executive Vice President, Chief Financial
                                                    Officer, Secretary and Director
    Robert Ende.............................. 42    Vice President of Finance
    Linda Annicelli.......................... 44    Vice President of Administration

     John C. Fanning. See "Information Concerning Directors and Nominees" for additional information concerning Mr. Fanning's business experience.

     Harry Maccarrone. See "Information Concerning Directors and Nominees" for additional information concerning Mr. Maccarrone's business experience.

     Robert Ende has served as the Company's Vice President of Finance since July 2000, having previously served as the Company's Vice President of Financial Services from 1999 to July 2000 and as its Vice President and Controller from the time of Uniforce's merger with the Company in 1997 until 1999. Mr. Ende previously served as the Controller of Uniforce from 1994 to 1997. Prior to joining Uniforce, he held various financial executive positions in the service industry from 1983 to 1994. Mr. Ende was associated with Ernst & Young from 1980 to 1983 and is a certified public accountant.

     Linda Annicelli has served as the Company's Vice President of Administration since 1999, having previously served as the Company's General Manager and Director of Corporate Services from 1998 to 1999 and as its General Manager from the time of Uniforce's merger with the Company in 1997 until 1998. Prior thereto, Ms. Annicelli held various marketing and administrative positions with Uniforce, including as General Manager from 1992 to 1997 and as Director of Communications and Administration from 1989 to 1992.


                            EXECUTIVE COMPENSATION

Director Compensation and Arrangements

     During 2000, all directors received fees of $2,500 per quarter. In addition to awards made to Messrs. Fanning and Maccarrone for their service as executive officers of the Company, during 2000 each director received options to purchase 10,000 shares of Common Stock under the Company's Long-Term Stock
Investment Plan.   Each director is entitled to receive options to purchase
10,000 shares of the Company's Common Stock upon his or her initial election to the Board and, annually thereafter, upon his or her reelection to the Board, at an exercise price equal to the market price on the date of grant. All of the options awarded to date are for terms of 10 years, subject to earlier termination following the conclusion of a director's service as a director and under certain other circumstances as provided in the Long-Term Stock Investment Plan.

Executive Officer Compensation

     The following table shows all compensation paid by the Company and its subsidiaries for the fiscal years ended December 31, 2000, 1999 and 1998 to (1) the person who has served as the chief executive officer of the Company throughout 2000 (John C. Fanning) and (2) the three other persons who served as executive officers of the Company during 2000 and whose income exceeded $100,000 (collectively, the "Named Executive Officers").


                        Summary Compensation Table (1)


                                                                        Long Term
                                         Annual Compensation           Compensation
                                      -------------------------   ---------------------
                                                                  Securities Underlying
Name and Position              Year   Salary ($)    Bonus ($)       Options/SAR's (#)
-----------------              ----   ----------  -------------   ---------------------
John C. Fanning,               2000   129,034(2)     188,211           200,000(3)
Chairman and Chief             1999   266,250(2)           -           200,000(4)
Executive Officer              1998   260,192(2)      25,000                 -

Harry Maccarrone,              2000   208,950(2)      25,000           120,000(3)
Executive Vice President,      1999   183,150(2)           -           110,000(5)
Chief Financial Officer        1998   170,359(2)      25,000                 -
and Secretary

Robert Ende,                   2000   141,539         26,000            25,000(3)
Vice President of Finance      1999   125,000              -             5,000(3)
                               1998   117,969         15,000             5,000(6)

Linda Annicelli, Vice          2000   123,019(2)      28,000            10,000(3)
President of                   1999   110,000(2)      20,000            10,000(3)
Administration                 1998    97,123(2)      20,100             5,000(6)

----------------
(1) Does not include perquisites and other personal benefits, securities or other property, if any, received by any such executive officer which did not exceed the lesser of $50,000 or 10% of such executive officer's salary and bonus for the year indicated.

(2) Includes compensation which the executive officer elected to defer under a deferred compensation plan.

(3) Represents options to purchase the Company's Common Stock at an exercise price of $2.00 per share.

(4) Represents options to purchase the Company's Common Stock at an exercise price of $5.25 per share.

(5) Represents options to purchase 100,000 shares of the Company's Common Stock at an exercise price of $5.25 per share and options to purchase 10,000 shares of the Company's Common Stock at an exercise price of $2.00 per share.

(6) Represents options to purchase the Company's Common Stock at an exercise price of $10.00 per share.

     Option Awards and Values. In 1993, the Company adopted a Long-Term Stock Investment Plan of the Company (the "Plan") which currently authorizes the grant of options to purchase up to 5,000,000 shares of the Company's Common Stock to executives, key employees and agents of the Company and its subsidiaries. All executive officers and other officers, directors and employees, as well as independent agents and consultants, of the Company and its subsidiaries are eligible to participate in the Plan.

     The following table shows options awarded to the Named Executive Officers in 2000 and the assumed appreciated value of such options. None of the Named Executive Officers received stock appreciation rights in 2000.

                       Option Grants in Fiscal Year 2000






                                                                                         Potential Realizable Value
                                                                                        at Assumed Annual Rates of
                            Number of      % of Total                                   Stock Price Appreciation for
                           Securities     Options/SARs                                         Option Term (1)
                           Underlying      Granted to      Exercise or                  ----------------------------
                           Option/SARs     Employees       Base Price      Expiration
                           Granted (#)   in Fiscal Year      ($/Sh)           Date          5%($)          10%($)
                           -----------   --------------  ---------------   ----------   -----------      -----------
John C. Fanning              200,000          28.5            2.00            4/3/10      252,000          696,000
Harry Maccarrone             100,000          14.2            2.00            4/3/10      126,000          348,000
Harry Maccarrone              20,000           2.8            2.00           5/17/10       25,200           69,600
Robert Ende                    5,000           0.7            2.00            4/3/10        6,300           17,400
Robert Ende                   20,000           2.8            2.00           5/17/10       25,200           69,600
Linda Annicelli               10,000           1.4            2.00            4/3/10       12,600           34,800

-----------------
(1) The potential realizable value shown is calculated based upon appreciation of the Company's Common Stock issuable under options, calculated over the full term of the options assuming 5% and 10% annual appreciation in the value of the Common Stock from the date of grant, net of the exercise price of the options.

     The following table shows information concerning the aggregate number and values of options held by the Named Executive Officers as of December 31, 2000. None of the Named Executive Officers holds stock appreciation rights and none of such persons exercised any options in 2000.


                Aggregated Option Exercises in Last Fiscal Year
                         and FY-End Option Values (1)

                                                                               Number of Securities        Value of
                                                                                    Underlying            Unexercised
                                                                                    Unexercised          In-the-Money
                                                                                    Options at            Options at
                                                    Shares                      Fiscal Year End (#)   Fiscal Year End ($)
                                                   Acquired         Value          Exercisable/          Exercisable/
Name                                            Or Exercise (#)  Realized ($)      Unexercisable         Unexercisable
----                                            ---------------  ------------  ---------------------  -------------------
John C. Fanning...............................          -             -           166,667/233,333           0/0(2)
Harry Maccarrone..............................          -             -           125,000/135,000           0/0(2)
Robert Ende...................................          -             -             13,333/21,667           0/0(2)
Linda Annicelli...............................          -             -             10,833/24,167           0/0(2)

------------------
(1)  This information is presented as of December 31, 2000.

(2) The exercise prices of these options less than the closing market price of the Company's Common Stock on

     December 31, 2000. See the notes to the "Summary Compensation Table" for a description of the terms of the options listed in this table.

Employment Agreements

     Effective as of January 1, 1999, the Company entered into an employment agreement with John C. Fanning, Chairman and Chief Executive Officer of the
Company.   The agreement, as in effect in 1999 and currently, provides for a salary of $385,000 per year, subject to annual increases of the higher of 7% or the percentage increase in the Consumer Price Index, annual incentive compensation equal to 5% of the Company's pre-tax operating income in excess of $2.5 million and less than $3.0 million and 3.5% of the Company's pre-tax operating income in excess of $3.0 million, and participation in the Company's benefit programs. The agreement was amended in March 2000 to provide for a
lower base salary ($100,000) and a higher incentive compensation.   For 2000,
Mr. Fanning was entitled to receive specified percentages of the Company's annual pre-tax operating income ranging from 10% of the income between $2 million and $4 million to 3.5% of the income in excess of $10 million. In January 2001, the agreement was further amended to restore the original 1999 compensation terms and extend the term of the agreement to December 31, 2003.

     The agreement is terminable by the Company only for "just cause," and imposes customary non-competition and confidentiality restrictions. The agreement provides that, if it is terminated or not extended, other than for just cause, Mr. Fanning will be entitled to a severance payment equal to one year's compensation (with the bonus calculated at the highest rate during the last three years) and reimbursement for health insurance costs for three years. Furthermore, the agreement provides that, if Mr. Fanning resigns within one year following a "change of control," or if the agreement is terminated or not extended within three years following a change of control, other than for just cause, he will be entitled to receive three times the amount of the Company's pension, deferred compensation and like contributions made by the Company on his behalf, if any, and his annual base salary and bonus (calculated at the highest rate during the last three years). In addition, in the event the agreement is terminated or not extended prior to a change of control or within three years after a change of control, other than for just cause, or if Mr. Fanning resigns within one year after a change of control, all unvested stock options shall immediately vest and remain exercisable throughout their original term. Mr. Fanning is also entitled to receive a payment equal to the excise taxes payable by him in respect of any of the termination payments described above plus a "gross up" payment based on projected federal, state and local income taxes payable by him due to his receipt of this additional compensation.

     Effective as of January 1, 1999, the Company entered into an employment agreement with Harry Maccarrone, who then served as the Company's Executive Vice President and Secretary of the Company. In July 2000, Mr. Maccarrone was also appointed to the position of Chief Financial Officer. In January 2001, the agreement was amended to increase Mr. Maccarrone's base salary and extend the term of the agreement to December 31, 2003. The agreement currently provides for a salary of $250,000 per year, subject to annual increases of the higher of 7% or the percentage increase in the Consumer Price Index, and participation in the Company's benefit programs. His agreement is in other respects identical to Mr. Fanning's.

Compensation Committee Interlocks and Insider Participation

     Keith Goldberg and Gordon Robinett serve on the Company's Compensation Committee. There are no interlocking relationships, as defined in the regulations of the Securities and Exchange Commission, involving any of these individuals.

Performance Information

     Set forth below in tabular form is a comparison of the total stockholder return (annual change in share price plus dividends paid, assuming reinvestment of dividends when paid) assuming an investment of $100 on the starting date for the period shown for the Company, the Dow Jones Equity Market Index (formerly known as the Dow Jones Equity Market Index, a broad equity market index which includes the stock of companies traded on the American Stock Exchange) and the Dow Jones Industrial Sector -- Industrial Services Index (an industry index which includes providers of staffing services).

     No dividends were paid on the Company's Common Stock during the period shown. The return shown is based on the percentage change from December 31, 1995 through December 31, 2000.

                                                    Cumulative Total Return
                                   1995      1996      1997      1998      1999      2000
COMFORCE CORPORATION              100.00    154.05     86.49     58.11     31.08     18.92
DOW JONES TOTAL MARKET            100.00    122.02    160.84    200.88    246.53    223.68
DOW JONES INDUSTRIAL SERVICES     100.00    107.77    120.52    137.61    178.35    114.20

                      REPORT OF THE COMPENSATION COMMITTEE

Overview and Philosophy

     The Company's executive compensation policy is to provide compensation to employees at such levels as will enable the Company to attract and retain employees of the highest caliber, to compensate employees in a manner best calculated to recognize individual, group and Company performances and to seek to align the interests of the employees with the interests of the Company's stockholders. The Compensation Committee has responsibility for reviewing and approving executive and employee salaries, bonuses, non-cash incentive compensation and benefits, exclusive of stock options and stock appreciation rights.

     The Company's Stock Option Committee administers the Stock Option Plan under which awards of incentive stock options, non-qualified stock options and stock appreciation rights may be made to key management personnel and thereby provide additional incentives for such persons to devote themselves to the maximum extent practicable to the business of the Company. The Stock Option Plan is also intended to aid in attracting persons of outstanding ability to enter and remain in the employ of the Company. During 2000, grants were awarded to specific key managers based on the salary ranges applicable to such officers and employees at the time of the award and various subjective factors such as the executive's responsibilities, individual performance and anticipated contribution to the Company's performance. Keith Goldberg and Gordon Robinett currently serve on the Stock Option Committee.

Compensation of Executive Officers

     Salary determinations for executive officers are based upon various subjective factors such as the executive's responsibilities, position, qualifications, individual performance and experience. The Company did not utilize quantitative measures of Company or individual performance for purposes of fixing the salaries or bonuses of its executives except as described below under "--Compensation of Chief Executive Officer."

Compensation of Chief Executive Officer

     John C. Fanning was appointed as the Company's Chief Executive Officer in October 1998. In determining the appropriate compensation for Mr. Fanning, the Compensation Committee engaged PricewaterhouseCoopers LLP to undertake an analysis of the salaries and incentive compensation paid to the chief executive officers of 15 other public staffing companies with annual revenues of from $142 million to $7.2 billion. To ensure comparability, the report size-adjusted the compensation data from these companies through regression analysis and reported competitive practices at the 50th and 75th percentile pay levels. In considering Mr. Fanning's compensation and the terms of his employment agreement with the Company, the Committee considered this report and considered the size and earnings history of the

Company as compared to the companies listed in the report. The Committee also considered various subjective factors such as Mr. Fanning's responsibilities, position, qualifications and experience. The Committee approved Mr. Fanning's employment agreement in January 1999.

     The Committee subsequently approved a restructuring of Mr. Fanning's compensation to lower his base salary and create greater performance incentives, and the Company and Mr. Fanning entered into an amendment to his employment agreement to reflect these terms in March 2000. However, in the fourth quarter of 2000, the Committee again reviewed Mr. Fanning's compensation and concluded that the revised terms did not fairly compensate Mr. Fanning. Accordingly, the Committee recommended that the Company enter into an amendment to his employment agreement to restore the original compensation terms. This amendment was executed in January 2001. See "Executive Compensation--Employment Agreements." The decision of the Compensation Committee to approve the restructured terms and later to restore the original terms was based in each instance upon various subjective factors, including Mr. Fanning's qualifications and years of experience and the perceived benefits to the Company's shareholders of performance incentives. In neither instance did the Committee undertake a new survey or analysis of the compensation paid to chief executives by other similarly situated companies.

Deductibility of Compensation

     Under Section 162(m) of the Code, the Internal Revenue Service will generally deny the deduction of compensation paid to certain executives to the extent such compensation exceeds $1 million, subject to an exception for compensation that meets certain "performance-based" requirements. The Company has taken actions designed to increase its opportunity to deduct all compensation paid to highly compensated officers for federal income tax purposes. However, no assurance can be given that such actions will ensure the deductibility for federal income tax purposes of all executive compensation paid by the Company. Furthermore, neither the Board nor the Compensation Committee subscribes to the view that any executive's compensation should be limited to the amount deductible if such executive deserves compensation in excess of $1 million and it is not reasonably practicable to compensate him or her in a manner such that the compensation payable is fully deductible by the Company.

                                         Compensation Committee:

                                         Kenneth J. Daley
                                         Keith Goldberg
                                         Gordon Robinett


                         REPORT OF THE AUDIT COMMITTEE

     The Audit Committee is comprised of three independent directors and operates under a written charter adopted by the Board of Directors in accordance with rules of the American Stock Exchange. This charter as currently in effect is attached as Annex A to this Proxy Statement. The Committee recommends to the Board of Directors, subject to stockholder ratification, the selection of the Company's independent auditors.

     Management is responsible for the Company's internal controls and the financial reporting process. The independent auditors are responsible for performing an independent audit of the Company's consolidated financial statements in accordance with auditing standards generally accepted in the United States of America and to issue a report thereon. The Audit Committee's responsibility is to monitor and oversee these processes.

     In this context, the Audit Committee has met and held discussions with management and the independent auditors. Management represented to the Audit Committee that the Company's consolidated financial statements were prepared in accordance with accounting principles generally accepted in the United States, and the Audit Committee has reviewed and discussed the consolidated financial statements with management and the independent auditors. The Audit

Committee discussed with the independent auditors matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees).

     The Company's independent auditors also provided to the Audit Committee the written disclosures required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and the Audit Committee discussed with the independent auditors that firm's independence.

     Based upon the Audit Committee's discussion with management and the independent auditors and the Audit Committee's review of the representations of management and the report of the independent auditors to the Audit Committee, the Audit Committee recommended that the Board of Directors include the audited consolidated financial statements in the Company's annual report on Form 10-K for the year ended December 31, 2000 filed with the Securities and Exchange Commission.

     The Audit Committee also considered whether the provision of non-audit services is compatible with maintaining the principal auditors' independence.

                                        Audit Committee:

                                        Kenneth J. Daley
                                        Keith Goldberg
                                        Daniel Raynor



                            PRINCIPAL STOCKHOLDERS

Securities Ownership of Certain Beneficial Owners and Management

     The following table sets forth the number of shares and percentage of Common Stock known to the Company (based upon representations made to it or public filings with the Securities and Exchange Commission) to be beneficially owned as of May 1, 2001 by (i) each person who beneficially owns more than 5% of the shares of Common Stock, (ii) each director and executive officer of the Company, and (iii) all directors and executive officers of the Company as a group. Unless stated otherwise, each person so named exercises sole voting and investment power as to the shares of Common Stock so indicated. Unless otherwise indicated below, the business address for each person shown is 415 Crossways Park Drive, P.O. Box 9006, Woodbury, NY 11797. There were 16,661,739 shares of Common Stock issued and outstanding as of May 1, 2001.


Name and Address of Beneficial Owner                     Number(1)    Percentage(1)
------------------------------------                     ---------    -------------
Management:
John C. Fanning (2)...................................   5,385,712        31.7%
Harry Maccarrone, individually (3)....................     225,552         1.4%
Harry Maccarrone, as trustee of the John C.
  Fanning Irrevocable Trust (3).......................   5,028,179        30.2%
Daniel Raynor (4).....................................      30,000          *
Gordon Robinett (5)...................................      31,043          *
Keith Goldberg (6)....................................      50,000          *
Kenneth J. Daley (7)..................................      20,000          *
Robert Ende (8).......................................      26,339          *
Linda Annicelli (9)...................................      22,448          *
Directors and officers as a group (10)................   5,791,084        33.3%

Other Significant Stockholders:
ARTRA GROUP Incorporated (11).........................   1,525,500         9.2%
  500 Central Avenue
  Northfield, Illinois 60093
Alberta, Canada.......................................   1,400,000         8.4%
  Alberta Treasury, Room 530
  Terrace Building
  9515 107th Street
  Edmonton, Alberta  T5K 2C3

-----------------
 *   Less than 1%

(1) For purposes of this table, shares are considered "beneficially owned" if the person directly or indirectly has the sole or shared power to vote or direct the voting of the securities or the sole or shared power to dispose of or direct the disposition of the securities. A person is also considered to beneficially own shares that such person has the right to acquire within 60 days, and options exercisable within such period are referred to herein as "currently exercisable."

(2) The shares beneficially owned by Mr. Fanning, the Chairman and Chief Executive Officer of the Company, are (i) 24,200 shares currently held of record by him, (ii) 3,606,564 shares owned by the John C. Fanning Irrevocable Trust, of which Mr. Fanning is the beneficiary, (iii) 1,421,615 shares held by a limited partnership of which the John C. Fanning Irrevocable Trust is the general partner, (iv) 200,000 shares issuable upon exercise of a currently exercisable option at an exercise price of $5.25 per share, and (v) 133,333 shares issuable upon exercise of a currently exercisable option at an exercise price of $2.00 per share. Mr. Fanning disclaims beneficial ownership of shares owned by the limited partnership in excess of his proportionate interest in the limited partnership. Harry Maccarrone holds sole voting power with respect to the shares held by the limited partnership and the John C. Fanning Irrevocable Trust.

(3) The shares beneficially owned by Mr. Maccarrone, Executive Vice President, Chief Financial Officer and Secretary of the Company, are (i) 10,552 shares currently held of record by him, (ii) 30,000 shares issuable to him upon exercise of a currently exercisable option at an exercise price of $7.00 per share, (iii) 100,000 shares issuable upon exercise of a currently exercisable option at an exercise price of $5.25 per share, (iv) 85,000 shares issuable upon exercise of three currently exercisable options at an exercise price of $2.00 per share, (v) 3,606,564 shares owned by the John
     C. Fanning Irrevocable Trust, of which Mr. Maccarrone is the trustee, and
     (vi) 1,421,615 shares held by a limited partnership of which the John C. Fanning Irrevocable Trust is the general partner. Harry Maccarrone holds sole voting power with respect to the shares held by the limited partnership and the John C. Fanning Irrevocable Trust.

(4)  The shares beneficially owned by Mr. Raynor, a Director of the Company, are
     (i) 10,000 shares issuable to him upon exercise of a currently exercisable option at an exercise price of $4.94 per share, (ii) 10,000 shares issuable to him upon exercise of a currently exercisable option at an exercise price of $3.13 per share and (iii) 10,000 shares issuable to him upon the exercise of a currently exercisable option at an exercise price of $1.75 per share.

(5) The shares beneficially owned by Mr. Robinett, a Director of the Company, are (i) 1,043 shares owned of record, (ii) 10,000 shares issuable to him upon exercise of a currently exercisable option at an exercise price of $4.94 per share, (iii) 10,000 shares issuable to him upon exercise of a currently exercisable option at an exercise price of $3.13 per share and
     (iv) 10,000 shares issuable to him upon the exercise of a currently exercisable option at an exercise price of $1.75 per share.

(6) The shares beneficially owned by Mr. Goldberg, a Director of the Company, are (i) 10,000 shares issuable to him upon exercise of a currently exercisable option at an exercise price of $6.75 per share, (ii) 10,000 shares issuable to him upon exercise of a currently exercisable option at an exercise price of $10.75 per share, (iii) 10,000 shares issuable to him upon exercise of a currently exercisable option at an exercise price of $7.625 per share, (iv) 10,000 shares issuable to him upon exercise of a currently exercisable option at an exercise price of $3.13 per share and
     (v) 10,000 shares issuable to him upon the exercise of a currently exercisable option at an exercise price of $1.75 per share.

(7)  The shares beneficially owned by Mr. Daley, a Director of the Company, are
     (i) 10,000 shares issuable to him upon exercise of a currently exercisable option at an exercise price of $3.13 per share and (ii) 10,000 shares issuable to him upon the exercise of a currently exercisable option at an exercise price of $1.75 per share.

(8) The shares beneficially owned by Mr. Ende, the Vice President of Finance of the Company, are (i) 3,422 shares owned of record by him, (ii) 3,750 shares issuable to him upon exercise of a currently exercisable option at an exercise price of $10.00 per share, and (iii) 19,167 shares issuable to him upon the exercise of currently exercisable options at an exercise price of $2.00 per share.

(9) The shares beneficially owned by Ms. Annicelli, the Vice President of Administration of the Company, are (i) 2,031 shares owned of record by her,
     (ii) 3,750 shares issuable to her upon exercise of a currently exercisable option at an exercise price of $10.00 per share, and (iii) 16,667 shares issuable to her upon the exercise of currently exercisable options at an exercise price of $2.00 per share.

(10) The shares shown to be beneficially owned by the directors and officers as a group include shares held of record by them or an affiliate and shares issuable upon the exercise of options.

(11) ARTRA Group Incorporated, a Delaware corporation, presently owns all of such shares of record directly or through a wholly-owned subsidiary, Fill-Mor Holding, Inc.


Section 16(a) Beneficial Ownership Reporting Compliance

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors, certain of its officers and persons who own more than 10% of the Company's Common Stock to file reports of ownership and changes in ownership with the SEC. Such persons are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

     Based solely on review of the copies of such forms furnished to the Company, the Company believes that all Section 16(a) filing requirements applicable to persons who are officers or directors of the Company or holders of 10% of the Company's Common Stock were complied with in 2000, except that the Named Executives and the current directors of the Company each failed to timely file the Form 5 that became due in February 2000 to report stock options awarded in 1999. In each instance, these option awards have previously been reported in the Company's disclosures and Form 5s reporting these awards have since been filed with the SEC.


                CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     See "Executive Compensation--Employment Agreements" for a description of the employment agreements entered into between the Company and each of Messrs. Fanning and Maccarrone.


                            STOCKHOLDERS' PROPOSALS

     To be considered for inclusion in the Company's Proxy Statement for next year's annual meeting of stockholders, stockholder proposals must be sent to the Company, directed to the attention of Linda Annicelli, Vice President of Administration, at COMFORCE Corporation, 415 Crossways Park Drive, P.O. Box 9006, Woodbury, New York 11797, for receipt not later than January 12, 2002.


                           GENERAL AND OTHER MATTERS

     Management knows of no matters, other than those referred to in this Proxy Statement, which will be presented to the meeting. However, if any other matters properly come before the meeting or any adjournment, the persons named in the accompanying proxy will vote it in accordance with their best judgment on such matters.

     The Company will bear the expense of preparing, printing and mailing this Proxy Statement, as well as the cost of any required solicitation. In addition to the solicitation of proxies by use of the mails, the Company may use regular employees, without additional compensation, to request, by telephone or otherwise, attendance or proxies previously solicited.



                                  By Order of the Board of Directors

                                  Harry Maccarrone
                                  Secretary

Woodbury, New York
May 1, 2001

                                                                         Annex A

                             COMFORCE Corporation
                   AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

                                    CHARTER

I.   Purpose

     The primary purpose of the Audit Committee (the "Committee" or the "Audit Committee") is to assist the Board of Directors in fulfilling its oversight responsibilities by reviewing: financial reports and information provided by COMFORCE Corporation (the "Corporation") to any governmental body or to the public; the Corporation's systems of internal controls regarding finance and accounting that the Board has established; and the Corporation's auditing, accounting and financial reporting processes generally. The Audit Committee's primary duties and responsibilities are to:

     . Serve as an independent and objective party to monitor the Corporation's financial reporting process and internal control system;

     . Review and appraise the audit efforts of the Corporation's outside auditors and internal auditing department; and

     . Provide an open avenue of communication among the outside auditors, financial and senior management, the internal auditing department, and the Board of Directors.

     The Audit Committee will primarily fulfill these responsibilities by carrying out the activities enumerated in Section IV of this Charter.

II.  Composition

     The Audit Committee shall be comprised of three or more directors as determined by the Board, each of whom shall be independent directors, and free from any relationship that, in the opinion of the Board, would interfere with the exercise of independent judgment. All members of the Committee shall have working knowledge of basic finance and accounting practices and at least one member of the Committee shall have accounting or related financial management experience.

     The members of the Committee shall be elected by the Board at its annual meeting. The members shall elect a Chair by majority vote of the full Committee membership.

III. Meetings

     The Committee shall meet at least once annually, or more frequently as circumstances dictate. The Committee shall also meet at least once annually with management, the director of the internal auditing department and the outside auditors in separate sessions to discuss matters that should be discussed privately. Additionally, the Committee Chair shall meet with the outside auditors and management on a quarterly basis to review the Corporation's financial information.

IV.  Responsibilities and Duties

     The Committee shall:

     Review of Reports

     1. Review and update this Charter at least annually, as conditions dictate.

     2. Review the Company's annual financial statements and any other financial information or reports submitted to any governmental body, or the public, including any certification, report, opinion, or review rendered by the outside auditors.

     3. Review a summary of findings from completed internal audits and a progress report on the proposed internal audit plan, with explanations for any deviations from the original plan.

     4. Review with financial management and the outside auditors the quarterly report prior to its filing or prior to the release of earnings. The Chair shall represent the Committee at these meetings.

     Outside auditors

     5. Recommend to the Board the selection of the outside auditors, who are accountable to the Board and to the Audit Committee as representatives of the shareholders. The Committee shall consider the independence and effectiveness of the outside auditors and approve the fees and other compensation to be paid. The Committee shall oversee the independence of the accountants consistent with Independent Standards Board Standard No. 1, and actively engage in a dialogue with the outside auditors with respect to any disclosed relationships or services that may affect the outside auditors' objectivity and independence.

     6. Evaluate the performance of the outside auditors, and make recommendations to the Board of Directors as to the selection, retention and replacement of the outside auditors and advise the outside auditors that they ultimately are accountable to the Committee and the Board of Directors.

     7. Consult with the outside auditors out of the presence of management about internal controls and the fullness and accuracy of the Corporation's financial statements.

     Financial Reporting Process

     8. In consultation with the outside auditors and the internal auditors, review the integrity of the Corporation's financial reporting processes, both internal and external.

     9. Consider the outside auditors' judgments about the quality and appropriateness of the Corporation's accounting principles as applied in its financial reporting.

     10. Consider and approve, if appropriate, major changes to the Corporation's auditing and accounting principles and practices as suggested by the outside auditors, management, or the internal auditing department.

     Improvements

     11. Following the annual audit, review separately with each of management, the outside auditors, and the internal auditing department any significant difficulties encountered during the scope of the audit, including any restriction on the scope of work or access to required information.

     12. Review with the outside auditors, the internal auditing department and management the extent to which changes or improvements in financial or accounting practices, as approved by the Committee, have been implemented.

     Proxy Statement Report

     13. Include a Committee report in the Corporation's proxy statement, including:

         (a) whether the Committee has reviewed and discussed the Corporation's audited financial statements with management;

         (b) whether the Committee has discussed with the outside auditors the matters required to be discussed by SAS 61;

         (c) whether the Committee has received the written disclosures and letter from the Corporation's outside auditors relating to their independence as required by Independent Standards Board Standard No. 1, and has discussed with the outside auditors their independence; and

         (d) whether the Committee has recommended to the Board of Directors, based upon the reviews and discussions referenced to in (a), (b) and (c), that the Corporation's audited financial statements be included in the Corporation's Annual Report on Form 10-K.

                                     PROXY

                             COMFORCE CORPORATION
                  Solicited by The Board of Directors for the
                      2001 Annual Meeting of Stockholders

                    415 Crossways Park Drive, P.O. Box 9006
                           Woodbury, New York 11797

     The undersigned hereby appoints John C. Fanning and Harry Maccarrone as Proxies, each with the power to appoint his substitute, to vote all of the shares of Common Stock of COMFORCE Corporation, a Delaware corporation (the "Company"), held of record by the undersigned on the record date, May 1, 2001, at the 2001 Annual Meeting of Stockholders to be held on June 12, 2001, or any adjournment thereof, as directed and, in their discretion, on all other matters which may properly come before the meeting. The undersigned directs said proxies to vote as specified upon the items shown on the reverse side, which are referred to in the Notice of Annual Meeting and set forth in the Proxy Statement.

     Holders of record of the Company's Common Stock at the close of business on the record date will be entitled to vote at the Annual Meeting. Holders of Common Stock will be entitled to one vote for each share then held. Each stockholder may vote in person or by proxy. All shares represented by proxy will be voted in accordance with the instructions, if any, given in such proxy. A stockholder may withhold authority to vote for any nominee(s) by so indicating on the reverse side.

     The votes represented by this proxy will be voted as marked by you. However, if you properly execute and return the proxy unmarked, such votes will be voted FOR all of the proposals. Any proxy which is not properly executed shall be ineffective. Please mark each box with an "x".

      (Continued, and to be marked, dated and signed, on the other side)

The votes represented by this proxy will be voted as marked by you. However, if you execute and return the proxy unmarked, such votes will be voted FOR all of the proposals. Please mark each box with an "x".

         The Board of Directors Recommends a Vote "For" all proposals.


1.  Election of Directors: John C. Fanning,
    Harry Maccarrone, Kenneth J. Daley,
    Rosemary Maniscalco, Daniel Raynor and
    Gordon Robinett.

    FOR     Withheld     Withheld for the
            for all      following (write the
                         Nominee's name in
                         the space below).


    [_]     [_]          -------------------


2.  Ratify the appointment of KPMG
    LLP as the Company's independent        When shares are held as joint
    certified public accountants for the    tenants, both should sign. When
    fiscal year ending December 30, 2001.   signing as attorney, executor,
                                            administrator, trustee or guardian,
    FOR     Against      Abstain            please give full title as such. If
                                            a corporation, please sign in full
    [_]     [_]          [_]                corporate name by President or
                                            other authorized officer. If a
                                            partnership, please sign in the
                                            partnership name by authorized
                                            person.


                                            Dated:


                                            -----------------------------------
                                            Signature


                                            -----------------------------------
                                            Signature if held jointly


                                            PLEASE SIGN, DATE AND RETURN THE
                                            PROXY CARD PROMPTLY USING THE
                                            ENCLOSED ENVELOPE.